UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 13, 2004

OVERNITE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-24573	04-3770212
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Semmes Avenue, Richmond, Virginia	23224
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(804) 231-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Appointment of Principal Officers.

Michael S. Liebschwager, Vice President and Controller (also, principal accounting officer), has decided to leave Overnite on November 17, 2004. Mr. Liebschwager is leaving Overnite to partner with his wife in the development of her business and to devote more time to the local charities he supports.

Paul A. Hoelting, presently Vice President – Planning and Treasurer, has been named to replace Mr. Liebschwager as Vice President and Controller upon his departure. Mr. Hoelting has been with Overnite since 1993, working in a variety of progressively more responsible positions in Accounting, Planning, Treasury and Investor Relations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERNITE CORPORATION

October 13, 2004

	By:	/s/ Mark B. Goodwin
	Name:	Mark B. Goodwin
	Title:	Senior Vice President, General Counsel & Secretary